UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 12, 2015

ENDURANCE EXPLORATION GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Althardstrasse 10
CH-8105 Regensdorf, Switzerland

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

ENDURANCE EXPLORATION GROUP PROVIDES INVESTORS WITH UPDATED VIDEO PRESENTATION

CLEARWATER, FL., Feb 12, 2015.  Endurance Exploration Group, Inc. (OTCQB: EXPL) is pleased to provide shareholders with an updated video presentation.   The shareholder presentation is available for viewing at the following websites:

https://www.facebook.com/EnduranceExplorationGroup

http://www.enduranceexplorationgroup.com/presentation.php

https://vimeo.com/118974482

We encourage investors to follow us on Facebook for additional future updates concerning shipwreck discovery news.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endurance Exploration Group, Inc.
Dated: February 12, 2015	By:	/s/ MICAH ELDRED
Name: Micah Eldred Title: President and Chief Executive Officer